                                                                     Exhibit 1.1

                                                                October 18, 2004

ABN AMRO Incorporated                      Deutsche Bank Securities Inc.
55 East 52nd Street                        60 Wall Street
New York, New York 10055                   New York, New York 10005

Banc of America Securities LLC             HSBC Securities (USA) Inc.
100 North Tryon Street, 8th Floor          452 Fifth Avenue, Tower 10
Charlotte, North Carolina 28255            New York, New York 10018

Barclays Capital Inc.                      J.P. Morgan Securities Inc.
200 Park Avenue                            270 Park Avenue, 9th Floor
New York, New York  10166                  New York, New York 10017

BNY Capital Markets, Inc.                  Lehman Brothers Inc.
One Wall Street, 18th Floor                745 Seventh Avenue
New York, New York 10286                   New York, New York  10019

Citigroup Global Markets Inc.              Merrill Lynch, Pierce, Fenner & Smith
388 Greenwich Street                       Incorporated
New York, New York 10013                   4 World Financial Tower
                                           New York, New York  10080

Ladies & Gentlemen:

                  International Lease Finance Corporation, a California corporation (the "Company"), has entered into a Distribution Agreement, dated November 7, 2003, as amended (the "Distribution Agreement"), with you with respect to the issuance and sale by the Company of up to an aggregate principal amount of $1,500,000,000 of Medium-Term Notes, Series P (the "Notes"), due from nine months to 30 years from the date of issue. The Company proposes to increase the aggregate principal amount of the Notes that can be issued to $2,000,000,000. The Company desires to amend the Distribution Agreement to provide that it shall apply to the additional aggregate principal amount of the Notes to be issued. In addition, the Company desires to amend the Distribution Agreement to revise the manner in which commissions under the Distribution Agreement are determined and to update the Company's notice address. The Company also desires to clarify that Banc One Capital Markets, Inc. is no longer a party to the Distribution Agreement because it has merged with and into J.P. Morgan Securities Inc. with J.P. Morgan Securities Inc. being the surviving corporation.

                  Accordingly, this will confirm the Company's agreement with you that Schedule I attached to the Distribution Agreement is hereby amended and restated as provided in Schedule I attached hereto and that Exhibit A to the Distribution Agreement is hereby amended and restated as provided in Exhibit A attached hereto. All references to the Notes in the Distribution Agreement shall hereinafter refer to the $2,000,000,000 aggregate principal amount of the Notes.

                  In addition, this will confirm the Company's agreement with you that Section 2(a) of the Distribution Agreement is hereby amended and restated in its entirety as follows:

                                    "(a) Subject to the terms and conditions set
                  forth herein, the Company hereby authorizes you to act as its agents to solicit offers for the purchase of all or part of the Notes, upon the terms set forth in the Prospectus, as supplemented, during a period beginning on the date hereof and ending on the date the Company shall specify to you in writing. The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount to be agreed to by the Company and such Agent at the time of solicitation, it being understood and agreed that the commissions may not be the same for each Agent. Such commissions shall be payable as specified in the Procedures (as defined in Section 3). Offers for the purchase of Notes may be solicited by the Agents as agents for the Company at such time and in such amounts as the Agents deem advisable. The Company may from time to time offer Notes for sale otherwise than through the Agents. If any agent, other than an Agent, is appointed during the term of this Agreement with respect to the Notes, the Company shall promptly notify the Agents of such appointment."

                  This will also confirm the Company's agreement with you that
Section 10 of the Distribution Agreement is hereby amended and restated in its entirety as follows:

                  "10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telecopied and confirmed to you, at the addresses specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to International Lease Finance Corporation, 10250 Constellation Boulevard, Suite 3400, Los Angeles, California 90067, Attention: President."

                  Furthermore, this will confirm that the Company and you acknowledge that Banc One Capital Markets, Inc. is no longer a party to the Distribution Agreement or an "Agent" thereunder because it has been merged with and into J.P. Morgan Securities Inc. with J.P. Morgan Securities Inc. being the surviving corporation.

                  Except as provided herein, the terms and conditions of the Distribution Agreement shall remain in full force and effect.

                  [remainder of page intentionally left blank]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among you and the Company.

                                       Very truly yours,

                                       INTERNATIONAL LEASE FINANCE CORPORATION

                                       By: /s/ Alan H. Lund
                                          --------------------------------------
                                          Name:  Alan H. Lund
                                          Title: Vice Chairman and
                                                 Chief Financial Officer

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written:

ABN AMRO INCORPORATED                      BNY CAPITAL MARKETS, INC.

By: /s/ Vincent Murray                     By: /s/ Carmine R. Urciuoli
    -------------------------------            ---------------------------------
    Name: Vincent Murray                       Name: Carmine R. Urciuoli
    Title: Managing Director                   Title: Managing Director

BANC OF AMERICA SECURITIES LLC             CITIGROUP GLOBAL MARKETS INC.

By: /s/ Lily Chang                         By: /s/ Martha Bailey
    -------------------------------            ---------------------------------
    Name: Lily Chang                           Name: Martha Bailey
    Title: Principal                           Title: Senior Vice President

BARCLAYS CAPITAL INC.                      DEUTSCHE BANK SECURITIES INC.

By: /s/ Andrew Schaeffer                   By: /s/ Christopher T. Whitman
    -------------------------------            ---------------------------------
    Name:                                      Name: Christopher T. Whitman
    Title:                                     Title: Managing Director

                                           By: /s/ Peter Burger
                                               ---------------------------------
                                               Name: Peter Burger
                                               Title: Director

HSBC SECURITIES (USA) INC.                 LEHMAN BROTHERS INC.

By: /s/ Roger Thomson                      By: /s/ Martin Goldberg
    --------------------------------           ---------------------------------
    Name: Roger Thomson                        Name: Martin Goldberg
    Title: Managing Director                   Title: Senior Vice President

J.P. MORGAN SECURITIES INC.                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                           INCORPORATED

By: /s/ Maria Sramek                       By: /s/ Scott G. Primrose
    --------------------------------           ---------------------------------
    Name: Maria Sramek                         Name: Scott G. Primrose
    Title: Vice President                      Title: Authorized Signatory

                                   SCHEDULE I

Registration Statement No. 333-106320

Amount of the Notes:  $2,000,000,000

Amount of the Securities:  $5,000,000,000

Address for Notice to Agents:

ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055
Attn: Vinny Murray, Medium-Term Note Department
Telecopy number: (212) 409-5256
Telephone number: (212) 409-7553

Banc of America Securities LLC
214 North Tryon Street, 14th Floor
Charlotte, North Carolina  28255
Attention:  Medium Term Note Department
Telecopy number: (704) 388-9939
Telephone number: (704) 388-9212

         with a copy to:

         Lily Chang
         Banc of America Securities LLC
         40 West 57th Street, 27th Floor
         New York, New York  10019
         Telecopy number: (646) 313-4805
         Telephone number: (646) 313-8798

Barclays Capital Inc.
200 Park Avenue
New York, New York  10166
Attn:  MTN Trading
Telecopy number: (212) 412-6980
Telephone number: (212) 412-7305

BNY Capital Markets, Inc.
One Wall Street, 18th Floor
New York, New York 10286
Telephone number: (212) 635-8060

         with a copy to:

         Carmine R. Urciuoli
         BNY Capital Markets, Inc.

         One Wall Street, 18th Floor
         New York, New York 10286
         Telecopy number: (212) 635-8059
         Telephone number: (212) 635-1695

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: Medium-Term Note Department
Telecopy number: (212) 816-8134
Telephone number: (212) 816-7912

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention:  Medium-Term Note Desk
Telecopy number: (212) 797-2202
Telephone number: (212) 250-5195

HSBC Securities (USA) Inc.
452 Fifth Avenue, Tower 10
New York, New York  10018
Attn: Medium-Term Note Department
Telecopy number: (212) 525-0238
Telephone number: (212) 525-3031

J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017
Attn: Transaction Execution Group
Telecopy number: (212) 834-6702
Telephone number: (212) 834-5710

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019
Attention:  Fixed Income Syndicate/Medium Term Note Desk
Telecopy number: (212) 526-9664
Telephone number: (212) 526-0943

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attn:  MTN Product Management
Telecopy number: (212) 449-2234
Telephone number: (212) 449-7476

Securities to be delivered by book-entry transfer.

                                    EXHIBIT A

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES

                                   [ATTACHED]

                                                                       Exhibit A

                        MEDIUM-TERM NOTE ADMINISTRATIVE
               PROCEDURES FOR FIXED RATE AND FLOATING RATE NOTES
                         (DATED AS OF OCTOBER 18, 2004)

            Medium-Term Notes, Series P (the "Notes"), in the aggregate principal amount of up to U.S. $2,000,000,000 are to be offered on a continuing basis by International Lease Finance Corporation (the "Company") through ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, who, as agents (each an "Agent," and, collectively, the "Agents"), have agreed to use their best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

            The Notes are being sold pursuant to a Distribution Agreement, dated November 7, 2003, as amended through October 18, 2004 (the "Distribution Agreement"), by and between the Company and the Agents. The Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of November 1, 2000, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended. A Registration Statement (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes as provided in the introductory paragraph of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent basic Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus Supplement." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

            The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Notes issued in book-entry form will be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

            General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                       PART I:   PROCEDURES OF GENERAL
                                 APPLICABILITY

Date of Issuance/
 Authentication:                 Each Note will be dated as of the date of its
                                 authentication by the Trustee. Each Note shall also bear an original issue date (the "Original
                                 Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                      Each Note will mature on a date selected by the
                                 purchaser and agreed to by the Company which is not less than nine months from its Original
                                 Issue Date; provided, however, that Notes bearing interest at rates determined by reference to selected indices ("Floating Rate
                                 Notes") will mature on an Interest Payment
                                 Date.

Registration:                    Notes will be issued only in fully registered
                                 form.

Calculation of Interest:         In the case of Notes bearing interest at fixed
                                 rates ("Fixed Rate Notes") interest (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months. In the case of Floating Rate Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360 for CD Rate, Commercial Paper Rate,
                                 Eleventh District Cost of Funds Rate, Federal
                                 Funds Rate, Prime Rate or LIBOR Notes and on the basis of the actual number of days in the interest period divided by the actual number of days in the year for CMT Rate or Treasury Rate
                                 Notes.

Acceptance and
 Rejection of Offers:            The Company shall have the sole right to accept
                                 offers to purchase Notes from the Company and may reject any such offer in whole or in part.
                                 Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it.
                                 Each Agent shall have the right, in its
                                 discretion reasonably exercised, without notice to the Company, to reject any offer to purchase
                                 Notes through it in whole or in part.

Preparation of Pricing           If any offer to purchase a Note is accepted by
 Supplement:                     the Company, the Company, with the assistance
                                 of the Agent which presented such offer (the
                                 "Presenting Agent"), will prepare a Pricing
                                 Supplement reflecting the terms of such Note and file such Pricing Supplement relating to the Notes and the plan of distribution thereof, if changed (the
                                 "Supplemented Prospectus"), with the Commission in accordance with Rule 424 under the Securities Act of 1933, as amended (the "Act").
                                 The Presenting Agent will cause a stickered
                                 Supplemented Prospectus to be delivered to the purchaser of the Note.

                                 In addition, the Company shall deliver each completed Pricing Supplement, via next day mail or telecopy to arrive no later than 11:00 A.M. on the Business Day following the trade date, to the Presenting Agent at the following locations:

                                 If to ABN AMRO Incorporated:

                                        ABN AMRO Incorporated
                                        55 East 52nd Street
                                        New York, New York 10055
                                        Attn: Vinny Murray, Medium-Term Note
                                        Department
                                        Telecopy number: (212) 409-5256
                                        Telephone number: (212) 409-7553

                                 If to Banc of America Securities LLC:

                                        Banc of America Securities LLC
                                        214 North Tryon Street
                                        NC1-027-14-01
                                        Charlotte, North Carolina 28255
                                        Attention: Medium Term Note Dept.
                                        Telecopy number: (704) 388-9939
                                        Telephone number: (704) 388-9212

                                        with a copy to:

                                        Lily Chang
                                        Banc of America Securities LLC
                                        40 West 57th Street, 27th Floor
                                        New York, New York 10019
                                        Telecopy number: (646) 313-4805
                                        Telephone number: (646) 313-8798

                                 If to Barclays Capital Inc.:

                                        Barclays Capital Inc.
                                        200 Park Avenue
                                        New York, New York 10166
                                        Attn: U.S. Transaction Mgmt.
                                        Telecopy number: (212) 412-7680
                                        Telephone number: (212) 412-7606

                                        with a copy to:

                                        Barclays Capital Inc.
                                        c/o ADP Prospectus
                                        1155 Long Island Avenue
                                        Edgewood, New York 11717
                                        Telecopy: (631) 254-7140

                                 If to BNY Capital Markets, Inc.:

                                        BNY Capital Markets, Inc.
                                        One Wall Street, 18th Floor
                                        New York, New York 10286
                                        Attn: Christina St. Juste
                                        Telephone number: (212) 635-8060

                                        with a copy to:

                                        Carmine R. Urciuoli
                                        BNY Capital Markets, Inc.
                                        One Wall Street, 18th Floor
                                        New York, New York 10286
                                        Telecopy number: (212) 635-8059
                                        Telephone number: (212) 635-1695

                                 If to Citigroup Global Markets Inc:

                                        Citigroup Global Markets Inc.
                                        388 Greenwich Street
                                        New York, New York 10013
                                        Attn: Medium-Term Note Department
                                        Telecopy number: (212) 816-8134
                                        Telephone number: (212) 816-7912

                                 If to Deutsche Bank Securities Inc.:

                                        Deutsche Bank Securities Inc.
                                        60 Wall Street
                                        New York, New York 10005
                                        Attention: Medium-Term Note Desk
                                        Telecopy number: (212) 797-2202
                                        Telephone number: (212) 250-5195

                                 If to HSBC Securities (USA) Inc.:

                                        HSBC Securities (USA) Inc.
                                        452 Fifth Avenue, Tower 10
                                        New York, New York 10018
                                        Attn: Medium-Term Note Department
                                        Telecopy number: (212) 525-0238
                                        Telephone number: (212) 525-3031

                                 If to J.P. Morgan Securities Inc.:

                                        J.P. Morgan Securities Inc.
                                        270 Park Avenue, 9th Floor
                                        New York, New York 10017
                                        Attn: Transaction Execution Group
                                        Telecopy number: (212) 834-6702
                                        Telephone number: (212) 834-5710

                                 If to Lehman Brothers Inc.:

                                        Lehman Brothers Inc.
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Fixed Income Syndicate/Medium
                                               Term Note Desk
                                        Telecopy number: (212) 526-9664
                                        Telephone number: (212) 526-0943

                                        also for record keeping purposes, please send a copy to:

                                        ADP Prospectus Services
                                        For Lehman Brothers Inc.
                                        1155 Long Island Avenue
                                        Edgewood, New York 11717
                                        Attn: Client Services Desk
                                        Telecopy number: (631) 254-7268

                                 If to Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated:

                                        Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated
                                        4 World Financial Center, Floor 15
                                        New York, New York 10080
                                        Attn: MTN Product Management
                                        Telecopy number: (212) 449-2234
                                        Telephone number: (212) 449-7476

                                        also for record keeping purposes, please send a copy to:

                                        ADP Integrated Distribution Services
                                        For Merrill Lynch
                                        1155 Long Island Avenue
                                        Edgewood, New York 11717
                                        Attn: Debt/Medium-Term Notes
                                        Email: corporateordering@adp.com
                                        Telecopy number: (631) 254-7132
                                        Telephone number (631) 254-7081

                                 In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Supplemented Prospectuses prior to their use. Outdated Pricing Supplements, and the Supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:                      The receipt of immediately available funds by
                                 the Company in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute
                                 "settlement." Offers accepted by the Company will be settled from three to five Business
                                 Days after the Company's acceptance of the offer, or at a time as the purchaser and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedures" with respect to Book-Entry Notes and Certificated
                                 Notes, respectively. If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

                                 In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be as agreed between the Agent and the Company pursuant to the applicable Terms Agreement.

Procedure for Changing Rates     When a decision has been reached to change the
 or Other Variable Terms:        interest rate or any other variable term on any
                                 Notes being sold by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes.
                                 Until such time only "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase at a new interest rate or new variable term, the Company, the Presenting Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement Procedures."

Suspension of Solicitation;      The Company may instruct the Agents to suspend
 Amendment or Supplement:        solicitation of purchases Amendment or
                                 Supplement: at any time. Upon receipt of such instructions the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration Statement (including incorporating any documents by reference therein) or supplement any of such documents
                                 (other than to change rates or other variable terms), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment (including any document proposed to be incorporated by reference therein) or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following respective addresses:

                                        ABN AMRO Incorporated
                                        55 East 52nd Street
                                        New York, New York 10055
                                        Attn: Medium-Term-Note Department

                                        Banc of  America Securities LLC
                                        214 North Tryon Street
                                        NC1-027-14-01
                                        Charlotte, North Carolina  28255
                                        Attention: Medium-Term Note Department

                                        Barclays Capital Inc.
                                        200 Park Avenue
                                        New York, New York  10166
                                        Attn: MTN Trading

                                        BNY Capital Markets, Inc.
                                        One Wall Street, 18th Floor
                                        New York, New York 10286
                                        Attn: Christina St. Juste

                                        Citigroup Global Markets Inc.
                                        388 Greenwich Street
                                        New York, New York 10013
                                        Attn: Medium-Term Note Department

                                        Deutsche Bank Securities Inc.
                                        60 Wall Street
                                        New York, New York 10005
                                        Attn: Medium-Term Note Desk

                                        HSBC Securities (USA) Inc.
                                        452 Fifth Avenue, Tower 10
                                        New York, New York  10018
                                        Attention: Medium-Term Note Department

                                        J.P. Morgan Securities Inc.
                                        270 Park Avenue, 9th Floor
                                        New York, New York  10017
                                        Attention: Transaction Execution Group

                                        Lehman Brothers Inc.
                                        745 Seventh Avenue
                                        New York, New York  10019
                                        Attention: Fixed Income Syndicate/Medium
                                        Term Note Desk

                                        Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated Tritech Services
                                        44-B Colonial Drive
                                        Piscataway, New Jersey  08854
                                        Attn: Final Prospectus Unit/ Nachman
                                              Kimerling
                                        Telephone: (732) 885-2768
                                        Telecopy: (732) 885-2774/2775/2776

                                        also, for record keeping purposes,
                                        please send a copy to:

                                        Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated
                                        4 World Financial Center, Floor 15
                                        New York, New York  10080
                                        Attention:  MTN Product Management

                                 In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:          A copy of the most recent Prospectus,
                                 Prospectus

                                 Supplement and Pricing Supplement must
                                 accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or his agent or (b) the delivery of Notes to a customer or his agent.

Authenticity of Signatures:      The Agents will have no obligations or
                                 liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated by        The Company shall supply the Agents with an
 Reference:                      adequate supply of all documents incorporated
                                 by reference in the Registration Statement.

Business Day:                    "Business Day" means any day that is not a
                                 Saturday or Sunday, and that, in The City of New York (and with respect to LIBOR Notes, the
                                 City of London), is neither a legal holiday nor a day on which banking institutions are authorized or required by law to close. For
                                 Notes the payment of which is to be made in a currency other than U.S. dollars or composite currencies (such currency or composite currency in which a Note is denominated is the "Specified Currency"), a Business Day will not be a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal
                                 Financial Center (as defined below) of the country issuing such Specified Currency (or, in the case of EUROs), is not a day that the TARGET System (as defined below) is not open.
                                 However, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, the day must be also be a London Business Day (as defined below). "London Business Day" means (i) if the currency (including composite currencies) specified in the applicable Pricing
                                 Supplement as the currency (the "Index
                                 Currency") for which LIBOR is calculated is other than any day on which dealings in the Index Currency are transacted in the London interbank market or (ii) if the Index Currency is the EURO, is not a day on which payments in EURO cannot be settled in the TARGET System. If no currency or composite currency is specified in the applicable Pricing Supplement, the Index
                                 Currency shall be U.S. dollars. "Principal
                                 Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of the Notes is to be made or, solely with respect to the calculation of LIBOR, the Index Currency.
                                 "TARGET System" means the Trans-European
                                 Automated Real-time Gross Settlement Express
                                 Transfer

                                 System.

             PART II: PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY FORM

            In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                               All Fixed Rate Notes issued in
                                        book-entry form having the same Original
                                        Issue Date, interest rate and Stated
                                        Maturity (collectively, the "Fixed Rate
                                        Terms") will be represented initially by a single global security in fully registered form without coupons (each, a "Book-Entry Note"); and all Floating
                                        Rate Notes issued in book-entry form
                                        having the same Original Issue Date,
                                        base rate upon which interest may be
                                        determined (each, a "Base Rate"), which
                                        may be the Commercial Paper Rate, the
                                        Treasury Rate, LIBOR, the CD Rate, the
                                        CMT Rate, the Eleventh District Cost of
                                        Funds Rate, the Federal Funds Rate, the
                                        Prime Rate, any other rate set forth by
                                        the Company, Initial Interest Rate,
                                        Index Maturity, Spread or Spread
                                        Multiplier, if any, the minimum interest rate, if any, the maximum interest rate, if any, and the Stated Maturity
                                        (collectively, "Floating Rate Terms")
                                        will be represented initially by a
                                        single Book-Entry Note.

                                        Each Book-Entry Note will be dated and
                                        issued as of the date of its
                                        authentication by the Trustee. Each
                                        Book-Entry Note will bear an Interest
                                        Accrual Date, which will be (a) with
                                        respect to an original Book-Entry Note
                                        (or any portion thereof), its Original
                                        Issue Date and (b) with respect to any
                                        Book-Entry Note (or portion thereof)
                                        issued subsequently upon exchange of a
                                        Book-Entry Note or in lieu of a
                                        destroyed, lost or stolen Book-Entry
                                        Note, the most recent Interest Payment
                                        Date to which interest has been paid or
                                        duly provided for on the predecessor
                                        Book-Entry Note or Notes (or if no such
                                        payment or provision has been made, the
                                        Original Issue Date of the predecessor
                                        Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

Identification:                         The Company has arranged with the CUSIP
                                        Service Bureau of Standard & Poor's
                                        Corporation (the "CUSIP Service

                                        Bureau") for the reservation of
                                        approximately 900 CUSIP numbers which
                                        have been reserved for and relating to
                                        Book-Entry Notes and the Company has
                                        delivered to the Trustee and DTC such
                                        list of such CUSIP numbers. The Company
                                        will assign CUSIP numbers to Book-Entry
                                        Notes as described below under
                                        Settlement Procedure B. DTC will notify
                                        the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC. Book-Entry Notes having an aggregate principal amount in excess of
                                        $500,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:                           Each Book-Entry Note will be registered
                                        in the name of Cede & Co., as nominee
                                        for DTC, on the register maintained by
                                        the Trustee under the Indenture. The
                                        beneficial owner of a Note issued in
                                        book-entry form (i.e., an owner of a
                                        beneficial interest in a Book-Entry
                                        Note) (or one or more indirect
                                        participants in DTC designated by such
                                        owner) will designate one or more
                                        participants in DTC (with respect to
                                        such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                              Transfers of a Book-Entry Note will be
                                        accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:                              The Trustee may deliver to DTC and the
                                        CUSIP Service Bureau at any time a
                                        written notice specifying (a) the CUSIP
                                        numbers of two or more Book-Entry Notes
                                        Outstanding on such date that represent
                                        Book-Entry Notes having the same Fixed
                                        Rate Terms or Floating Rate Terms, as
                                        the case may be, (other than Original
                                        Issue Dates) and for which interest has
                                        been paid to the same date; (b) a date,
                                        occurring at least 30 days after such
                                        written notice is delivered and at least
                                        30 days before the next Interest Payment
                                        Date for the related Notes issued in
                                        book-entry form, on which such
                                        Book-Entry Notes shall be exchanged for
                                        a single replacement Book-Entry Note;
                                        and (c) a new CUSIP number, obtained
                                        from the Company, to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its participants (including the
                                        Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single
                                        Book-Entry Note bearing the new CUSIP
                                        number and the CUSIP numbers of the
                                        exchanged Book-Entry Notes will, in
                                        accordance with CUSIP Service Bureau
                                        procedures, be cancelled and not
                                        immediately reassigned. Notwithstanding
                                        the foregoing, if the Book-Entry Notes
                                        to be exchanged exceed $500,000,000 (or
                                        the equivalent thereof in one or more
                                        foreign or composite currencies) in
                                        aggregate principal amount, one
                                        replacement Book-Entry Note will be
                                        authenticated and issued to represent
                                        $500,000,000 of principal amount of the
                                        exchanged Book-Entry Notes and an
                                        additional Book-Entry Note or Notes will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (See "Denominations" below).

Denominations:                          All Notes issued in book-entry form will
                                        be denominated in U.S. dollars. Notes
                                        issued in book-entry form will be issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000. Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies). If one or more
                                        Notes issued in book-entry form having
                                        an aggregate principal amount in excess
                                        of $500,000,000 would, but for the
                                        preceding sentence, be represented by a
                                        single Book-Entry Note, then one
                                        Book-Entry Note will be issued to
                                        represent $500,000,000 principal amount
                                        of such Note or Notes issued in
                                        book-entry form and an additional
                                        Book-Entry Note or Notes will be issued
                                        to represent any remaining principal
                                        amount of such Note or Notes issued in
                                        book-entry form. In such a case, each of the Book-Entry Notes representing such
                                        Note or Notes issued in book-entry form
                                        shall be assigned the same CUSIP number.

Interest:                               General. Interest on each Note issued in
                                        book-entry form will accrue from the
                                        Interest Accrual Date of the Book-Entry
                                        Note representing such Note. Each
                                        payment of interest on a Note issued in
                                        book-entry form will include interest
                                        accrued through and including the day
                                        preceding, as the case may be, the
                                        Interest Payment Date (provided that in
                                        the case of Floating Rate Notes which
                                        reset daily or weekly, interest payments will include interest accrued to and including the Regular Record Date immediately preceding the Interest
                                        Payment Date), or the Stated Maturity
                                        (the date on which the principal of a
                                        Note becomes due and payable as provided in the Indenture, whether at the Stated
                                        Maturity or by declaration of
                                        acceleration, redemption, repayment or
                                        otherwise is referred to herein as the
                                        "Maturity"). Interest payable at
                                        Maturity of a Note issued in book-entry
                                        form will be payable to the Person to
                                        whom the principal of such Note is
                                        payable. DTC will arrange for each
                                        pending deposit message described under
                                        Settlement Procedure C below to be
                                        transmitted to Standard & Poor's, a
                                        division of the McGraw-Hill Companies
                                        ("Standard & Poor's") which will use the information in the message to include certain terms of the related Book-Entry
                                        Note in the appropriate daily bond
                                        report published by Standard & Poor's.

                                        Regular Record Dates. Unless otherwise
                                        specified in the applicable Pricing
                                        Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Note or a Floating Rate Note shall be the close of business on the date 15 calendar days (whether or not a Business Day) preceding such Interest Payment Date.

                                        Interest Payment Dates. Interest
                                        payments will be made on each Interest
                                        Payment Date commencing with the first

                                        Interest Payment Date following the
                                        Original Issue Date; provided, however,
                                        the first payment of interest on any
                                        Book-Entry Note originally issued
                                        between a Regular Record Date and an
                                        Interest Payment Date will occur on the
                                        Interest Payment Date following the next
                                        Regular Record Date.

                                        If an Interest Payment Date with respect to any Floating Rate Note issued in book-entry form would otherwise fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be the preceding day that is a London Business Day.

                                        Fixed Rate Notes. Unless otherwise
                                        specified in the applicable Pricing
                                        Supplement, interest payments on Fixed
                                        Rate Notes issued in book-entry form
                                        will be made semi-annually on April 15
                                        and October 15 of each year and at
                                        Maturity.

                                        Floating Rate Notes. Interest payments
                                        on Floating Rate Notes issued in
                                        book-entry form will be made as
                                        specified in the Floating Rate Note.

                                        Notice of Interest Payments and Regular
                                        Record Dates. On the first Business Day
                                        of March, June, September and December
                                        of each year, the Trustee will deliver
                                        to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Notes issued in book-entry form. Promptly after each Interest
                                        Determination Date for Floating Rate
                                        Notes issued in book-entry form, the
                                        Trustee will notify Standard & Poor's of the interest rates determined on such Interest Determination Date.

Payments of Principal and Interest:     Payments of Interest Only. Promptly
                                        after each Regular Record Date, the
                                        Trustee will deliver to the Company and
                                        DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following
                                        Interest Payment Date (other than an
                                        Interest Payment Date coinciding with
                                        Maturity) and the total of such amounts.
                                        DTC will confirm the amount payable on
                                        each Book-Entry Note on such Interest
                                        Payment Date by
                                        referring to the daily bond reports
                                        published by Standard & Poor's. On such
                                        Interest Payment Date, the Company will
                                        pay to the Trustee, and the Trustee in
                                        turn will pay to DTC, such total amount
                                        of interest due (other than at
                                        Maturity), at the times and in the
                                        manner set forth below under "Manner of
                                        Payment".

                                        Payments at Maturity. On or about the
                                        first Business Day of each month, the
                                        Trustee will deliver to the Company and
                                        DTC a written list of principal,
                                        interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated Maturity or on a Redemption Date in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel such Book-Entry Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                        Manner of Payment. The total amount of
                                        any principal, premium, if any, and
                                        interest due on Book-Entry Notes on any
                                        Interest Payment Date or at Maturity
                                        shall be paid by the Company to the
                                        Trustee in funds available for use by
                                        the Trustee as of 9:30 a.m., New York
                                        City time, on such date. The Company
                                        will make such payment on such
                                        Book-Entry Notes by instructing the
                                        Trustee to withdraw funds from an
                                        account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or interest on, the Book-Entry Notes to such Participants.

                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Note in book-entry form sold by
                                        each Agent, as agent of the Company,
                                        will be as follows:

                                        A.   The Presenting Agent will advise
                                             the Company by telephone of the
                                             following Settlement Information:

                                             1.   Taxpayer identification number
                                                  of the purchaser.

                                             2.   Principal amount of the Note.

                                             3.   Fixed Rate Notes:

                                                  a)   interest rate; and

                                                  b)   redemption or optional
                                                       repayment dates, if any

                                                  Floating Rate Notes:

                                                  a)   designation (which may be
                                                       "Regular Floating Rate
                                                       Note," Floating
                                                       Rate/Fixed Rate Note" or
                                                       "Inverse Floating Rate
                                                       Note;"

                                                  b)   interest rate basis or
                                                       bases;

                                                  c)   initial interest rate;

                                                  d)   spread or spread
                                                       multiplier, if any;

                                                  e)   interest rate reset
                                                       dates;

                                                  f)   interest rate reset
                                                       period;

                                                  g)   interest payment dates;

                                                  h)   interest rate payment
                                                       period;

                                                  i)   index maturity;

                                                  j)   calculation agent;

                                                  k)   interest payment dates if
                                                       any;

                                                  l)   minimum interest rate, if
                                                       any;

                                                  m)   calculation date;

                                                  n)   interest determination
                                                       dates;

                                                  o)   redemption or optional
                                                       repayment dates, if any;
                                                       and

                                                  p)   fixed rate (for Floating
                                                       Rate/Fixed Rate Notes and
                                                       Inverse Floating Rate
                                                       Notes) and fixed rate
                                                       commencement date (for
                                                       Floating Rate/Fixed Rate
                                                       Notes).

                                             4.   Price to public of the Note.

                                             5.   Trade date.

                                             6.   Settlement Date (Original
                                                  Issue Date).

                                             7.   Stated Maturity.

                                             8.   Overdue rate (if any).

                                             9.   Extension periods, if any, and
                                                  final maturity date.

                                             10.  Optional reset dates, if any.

                                             11.  Net proceeds to the Company.

                                             12.  Agent's commission.

                                        B.   The Company will assign a CUSIP
                                             number to the Book-Entry Note
                                             representing such Note and then
                                             advise the Trustee by electronic
                                             transmission of the above
                                             settlement information received
                                             from the Presenting Agent, such
                                             CUSIP number and the name of the
                                             Agent.

                                        C.   The Trustee will communicate to DTC
                                             and the Agent through DTC's
                                             Participant Terminal System, a
                                             pending deposit message specifying
                                             the following settlement
                                             information:

                                             1.   The information set forth in
                                                  Settlement Procedure A.

                                             2.   Identification numbers of the
                                                  participant accounts
                                                  maintained by DTC on behalf of
                                                  the Trustee and the Agent.

                                             3.   Identification as a Fixed Rate
                                                  Book-Entry Note or Floating
                                                  Rate Book-Entry Note.

                                             4.   Initial Interest Payment Date
                                                  for such Note, number of days
                                                  by which such date succeeds
                                                  the related record date for
                                                  DTC purposes (or, in the case
                                                  of Floating Rate Notes which
                                                  reset daily or weekly, the
                                                  date five calendar days
                                                  preceding the Interest Payment
                                                  Date) and, if then calculable,
                                                  the amount of interest payable
                                                  on such Interest Payment Date
                                                  (which amount shall have been
                                                  confirmed by the Trustee).

                                             5.   CUSIP number of the Book-Entry
                                                  Note representing such Note.

                                             6.   Whether such Book-Entry Note
                                                  represents any other Notes
                                                  issued or to be issued in
                                                  book-entry form.

                                             7.   The Trustee will advise the
                                                  Presenting Agent by telephone
                                                  of the CUSIP number as soon as
                                                  possible.

                                        D.   The Company will complete and
                                             deliver to the Trustee a Book-Entry
                                             Note representing such Note in a
                                             form that has been approved by the
                                             Company, the Agents and the
                                             Trustee.

                                        E.   The Trustee will authenticate the
                                             Book-Entry Note representing such
                                             Note.

                                        F.   DTC will credit such Note to the
                                             participant account of the Trustee
                                             maintained by DTC.

                                        G.   The Trustee will enter an SDFS
                                             deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Note to the Trustee's participant
                                             account and credit such Note
                                             to the participant account of the
                                             Presenting Agent maintained by DTC
                                             and (ii) to debit the settlement
                                             account of the Presenting Agent and
                                             credit the settlement account of
                                             the Trustee maintained by DTC, in
                                             an amount equal to the price of
                                             such Note less such Agent's
                                             commission. Any entry of such a
                                             deliver order shall be deemed to
                                             constitute a representation and
                                             warranty by the Trustee to DTC that
                                             (i) the Book-Entry Note
                                             representing such Note has been
                                             issued and authenticated and (ii)
                                             the Trustee is holding such
                                             Book-Entry Note pursuant to the
                                             Medium Term Note Certificate
                                             Agreement between the Trustee and
                                             DTC.

                                        H.   The Presenting Agent will enter an
                                             SDFS deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Note to the Presenting Agent's
                                             participant account and credit such
                                             Note to the participant account of
                                             the Participants maintained by DTC
                                             and (ii) to debit the settlement
                                             accounts of such Participants and
                                             credit the settlement account of
                                             the Presenting Agent maintained by
                                             DTC, in an amount equal to the
                                             initial public offering price of
                                             such Note.

                                        I.   Transfers of funds in accordance
                                             with SDFS deliver orders described
                                             in Settlement Procedures G and H
                                             will be settled in accordance with
                                             SDFS operating procedures in effect
                                             on the Settlement Date.

                                        J.   The Trustee will credit to an
                                             account of the Company maintained
                                             at the Trustee funds available for
                                             immediate use in the amount
                                             transferred to the Trustee in
                                             accordance with Settlement
                                             Procedure G.

                                        K.   The Trustee will send a copy of the
                                             Book-Entry Note by first class mail
                                             to the Company together with a
                                             statement setting forth the
                                             principal amount of Notes
                                             Outstanding as of the related
                                             Settlement Date after giving effect
                                             to such transaction and all other
                                             offers to purchase Notes of which
                                             the Company has advised the Trustee
                                             but which have not yet been
                                             settled.

                                        L.   The Agent will confirm the purchase
                                             of such Note to the purchaser
                                             either by transmitting to the
                                             Participant with respect to such
                                             Note a confirmation
                                             order through DTC's Participant
                                             Terminal System or by mailing a
                                             written confirmation to such
                                             purchaser.

Settlement Procedures Timetable:        For orders of Notes accepted by the
                                        Company, Settlement Procedures "A"
                                        through "L" set forth above shall be
                                        completed as soon as possible but not
                                        later than the respective times (New
                                        York City time) set forth below:

                                        Settlement
                                        Procedure              Time
                                        ----------             ----

                                           A-B      11:00 a.m. on the trade date
                                            C       2:00 p.m. on the trade date
                                            D       3:00 p.m. on the Business
                                                    Day before Settlement Date
                                            E       9:00 a.m. on Settlement Date
                                            F       10:00 a.m. on Settlement
                                                    Date
                                           G-H      No later than 2:00 p.m.
                                                    on Settlement Date
                                            I       4:45 p.m. on Settlement Date
                                           J-L      5:00 p.m. on Settlement Date

                                        If a sale is to be settled more than one
                                        Business Day after the sale date,
                                        Settlement Procedures A, B and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such sale date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                        If settlement of a Note issued in
                                        book-entry form is rescheduled or
                                        cancelled, the Trustee will deliver to
                                        DTC, through DTC's Participant Terminal
                                        system, a cancellation message to such
                                        effect by no later than 2:00 p.m., New
                                        York City time, on the Business Day
                                        immediately preceding the scheduled
                                        Settlement Date.

Failure to Settle:                      If the Trustee fails to enter an SDFS
                                        deliver order with respect to a
                                        Book-Entry Note issued in book-entry
                                        form pursuant to Settlement Procedure G, the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note
                                        "cancelled," make appropriate entries in its records and send such cancelled
                                        Book-Entry Note to the Company. The
                                        CUSIP number assigned to such Book-Entry
                                        Note shall, in accordance with CUSIP
                                        Service Bureau procedures, be cancelled
                                        and not immediately reassigned. If
                                        withdrawal messages are processed with
                                        respect to a portion of the Notes
                                        represented by a Book-Entry Note, the
                                        Trustee will exchange such Book-Entry
                                        Note for two Book-Entry Notes, one of
                                        which shall represent the Book-Entry
                                        Notes for which withdrawal messages are
                                        processed and shall be cancelled
                                        immediately after issuance, and the
                                        other of which shall represent the other
                                        Notes previously represented by the
                                        surrendered Book-Entry Note and shall
                                        bear the CUSIP number of the surrendered
                                        Book-Entry Note.

                                        If the purchase price for any Book-Entry
                                        Note is not timely paid to the
                                        Participants with respect to such Note
                                        by the beneficial purchaser thereof (or
                                        a person, including an indirect
                                        participant in DTC, acting on behalf of
                                        such purchaser), such Participants and,
                                        in turn, the related Agent may enter
                                        SDFS deliver orders through DTC's
                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures G and H,
                                        respectively. Thereafter, the Trustee
                                        will deliver the withdrawal message and
                                        take the related actions described in
                                        the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to a Note that was to have been
                                        represented by a Book-Entry Security
                                        also representing other Notes, the
                                        Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.

                          PART III:     PROCEDURES FOR NOTES ISSUED IN
                                        CERTIFICATED FORM

Denominations:                          The Notes will be issued in
                                        denominations of U.S. $1,000 and
                                        integral multiples of U.S. $1,000 in
                                        excess thereof.

Interest:                               Each Note will bear interest in
                                        accordance with its terms. Interest will begin to accrue on the Original Issue
                                        Date of a Note for the first interest
                                        period and on the most recent interest
                                        payment date to which interest has been
                                        paid for all subsequent interest
                                        periods. Each payment of interest shall
                                        include interest accrued to, but
                                        excluding, the date of such payment.
                                        Unless otherwise specified in the
                                        applicable Pricing Supplement, interest
                                        payments in respect of Fixed Rate Notes
                                        will be made semi-annually on April 15
                                        and October 15 of each year and at
                                        Maturity. However, the first payment of
                                        interest on any Note issued between a
                                        Record Date and an Interest Payment Date will be made on the Interest Payment
                                        Date following the next succeeding
                                        Record Date. Unless otherwise specified
                                        in the applicable Pricing Supplement,
                                        the Record Date for any payment of
                                        interest shall be the close of business
                                        15 calendar days prior to the applicable
                                        Interest Payment Date. Interest at
                                        Maturity will be payable to the person
                                        to whom the principal is payable.

                                        Notwithstanding the above, in the case
                                        of Floating Rate Notes which reset daily or weekly, interest payments shall include accrued interest from, and including, the date of issue or from, but excluding, the last date in respect of which interest has been accrued and paid, as the case may be, through, and including, the record date which is 15 calendar days immediately preceding such Interest Payment Date (the "Record Date"), except that at Maturity the interest payable will include interest accrued to, but excluding, the Maturity date. For additional special provisions relating to Floating Rate Notes, see the Prospectus Supplement.

Payments of Principal and
 Interest:                              Upon presentment and delivery of the
                                        Note, the Trustee will pay the principal amount of each Note at Maturity and the final installment of interest in immediately available funds received from the Company. All interest payments on a Note, other than interest due at Maturity, will be made by check drawn on the Trustee and mailed by the Trustee to the person entitled thereto as provided in the Note. However, holders of ten million dollars or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer in immediately available funds to a designated account maintained in the
                                        United States upon receipt by the
                                        Trustee of written instructions from
                                        such a holder not later than the regular
                                        Record Date for the related Interest
                                        Payment Date. Any payment of principal
                                        or interest required to be made on an
                                        Interest Payment Date or at Maturity of
                                        a Note which is not a Business Day need
                                        not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at Maturity, as the case may be, and no interest shall accrue for the period from and after such Interest Payment
                                        Date or Maturity.

                                        The Trustee will provide monthly to the
                                        Company a list of the principal and
                                        interest to be paid on Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                                        Notes presented to the Trustee at
                                        Maturity for payment will be cancelled
                                        by the Trustee. All cancelled Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Company a certificate with respect to such destruction.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Note purchased through any Agent,
                                        as agent, shall be as follows:

                                        A.   The Presenting Agent will advise
                                             the Company by telephone of the
                                             following Settlement information
                                             with regard to each Note:

                                             1.   Exact name in which the Note
                                                  is to be registered (the
                                                  "Registered Owner").

                                             2.   Exact address or addresses of
                                                  the Registered Owner for
                                                  delivery, notices and payments
                                                  of principal and interest.

                                             3.   Taxpayer identification number
                                                  of the Registered Owner.

                                             4.   Principal amount of the Note.

                                             5.   Denomination of the Note.

                                             6.   Fixed Rate Notes:

                                                  a)   interest rate; and

                                                  b)   redemption or optional
                                                       repayment dates, if any.

                                                  Floating Rate Notes:

                                                  a)   designation (which may be
                                                       "Regular Floating Rate
                                                       Note," "Floating
                                                       Rate/Fixed Note" or
                                                       "Inverse Floating Rate
                                                       Note;"

                                                  b)   interest rate basis or
                                                       bases;

                                                  c)   initial interest rate;

                                                  d)   spread or spread
                                                       multiplier, if any;

                                                  e)   interest rate reset
                                                       dates;

                                                  f)   interest rate reset
                                                       period;

                                                  g)   interest payment dates;

                                                  h)   interest payment period;

                                                  i)   index maturity;

                                                  j)   calculation agent;

                                                  k)   maximum interest rate, if
                                                       any;

                                                  l)   minimum interest rate, if
                                                       any;

                                                  m)   calculation date;

                                                  n)   interest determination
                                                       date;

                                                  o)   redemption or optional
                                                       repayment dates, if any;
                                                       and

                                                  p)   fixed rate (for Floating
                                                       Rate/ Fixed Rate Notes
                                                       and Inverse Floating Rate
                                                       Notes) and fixed rate
                                                       commencement date (for
                                                       Floating Rate/Fixed Rate
                                                       Notes).

                                             7.   Price to public of the Note.

                                             8.   Settlement date (Original
                                                  Issue Date).

                                             9.   Stated Maturity.

                                             10.  Overdue rate (if any).

                                             11.  Extension periods, if any, and
                                                  final maturity date.

                                             12.  Optional reset dates, if any.

                                             13.  Net proceeds to the Company.

                                             14.  Agent's Commission.

                                        B.   The Company shall provide to the
                                             Trustee the above Settlement
                                             information received from the Agent
                                             and shall cause the Trustee to
                                             issue, authenticate and deliver
                                             Notes. The Company also shall
                                             provide to the Trustee and/or Agent
                                             a copy of the applicable Pricing
                                             Supplement.

                                        C.   The Trustee will complete the
                                             preprinted 4-ply Note packet
                                             containing the following documents
                                             in forms approved by the Company,
                                             the Presenting Agent and the
                                             Trustee:

                                             1.   Note with Agent's customer
                                                  confirmation.

                                             2.   Stub 1 - for Trustee.

                                             3.   Stub 2 - for Agent.

                                             4.   Stub 3 - for the Company.

                                        D.   With respect to each trade, the
                                             Trustee will deliver the Notes and
                                             Stub 2 thereof to the Presenting
                                             Agent at the following applicable
                                             address:

                                             If to ABN AMRO Incorporated:

                                             ABN AMRO Incorporated
                                             55 East 52nd Street
                                             New York, New York 10055

                                             If to Banc of America Securities
                                             LLC:

                                             c/o The Bank of New York
                                             1 Wall Street, 3rd Floor, Window B
                                             New York, New York 10286
                                             Attention: Joe Cangelus
                                             Account #: 076854/NationsBanc
                                             Montgomery Securities LLC

                                             If to Barclays Capital Inc.:

                                             Barclays Capital Inc.
                                             c/o The Bank of New York
                                             1 Wall Street
                                             3rd Floor - Dealer Clearance
                                             New York, New York 10286

                                             If to BNY Capital Markets, Inc.:

                                             BNY Capital Markets, Inc.
                                             One Wall Street, 18th Floor
                                             New York, New York 10286

                                             If to Citigroup Global Markets
                                             Inc.:

                                             Citigroup Global Markets Inc.
                                             388 Greenwich Street
                                             New York, New York 10013

                                             If to Deutsche Bank Securities
                                             Inc.:

                                             Deutsche Bank Securities Inc.
                                             60 Wall Street
                                             New York, New York 10005

                                             If to HSBC Securities (USA) Inc.:

                                             HSBC Securities (USA) Inc.
                                             452 Fifth Avenue, Tower 10
                                             New York, New York  10018
                                             Telecopy number: (212) 525-0238
                                             Telephone number: (212) 525-3031

                                             If to J.P. Morgan Securities Inc.:

                                             J.P. Morgan Securities Inc.
                                             34 Exchange Place
                                             4th Floor, Plaza 2
                                             Jersey City, New Jersey 07311
                                             Attention: Sal Giallanza
                                             Telephone number: (201) 524-8490
                                             Attention: Bryan Williams
                                             Telephone number:(201) 524-8668

                                             If to Lehman Brothers Inc.:

                                             Lehman Brothers Inc.
                                             745 Seventh Avenue
                                             New York, New York 10019
                                             Attention: Fixed Income Syndicate/
                                                       Medium Term Note Desk
                                             Telephone: (212) 526-9664

                                             If to Merrill Lynch, Pierce, Fenner
                                             & Smith Incorporated:

                                             Merrill Lynch, Pierce, Fenner &
                                             Smith
                                             Money Markets Clearance
                                             Concourse Level, N.S.C.C. Window
                                             55 Water Street - South Building
                                             New York, New York 10041
                                             Attention:  Al Mitchell
                                             Telephone:  (212) 855-2403

                                        The Trustee will keep Stub 1. The
                                        Presenting Agent will acknowledge
                                        receipt of the Note through a broker's
                                        receipt and will keep Stub 2. Delivery
                                        of the Note will be made only against
                                        such acknowledgement of receipt. Upon
                                        determination that the Note has been
                                        authorized, delivered and completed as
                                        aforementioned, the Presenting Agent
                                        will wire the net proceeds of the Note
                                        after deduction of its applicable
                                        commission to the Company pursuant to
                                        standard wire instructions given by the
                                        Company.

                                        E.   The Presenting Agent will deliver
                                             the Note (with confirmations), as
                                             well as a copy of the Prospectus
                                             and any applicable Prospectus
                                             Supplement or Supplements received
                                             from the Trustee to the purchaser
                                             against payment in immediately
                                             available funds.

                                        F.   The Trustee will send Stub 3 to the
                                             Company.

Settlement Procedures Timetable:        For offers accepted by the Company,
                                        Settlement Procedures "A" through "F"
                                        set forth above shall be completed on or before the respective times set forth below:

                                        Settlement
                                        Procedure           Time
                                        ---------           ----

                                         A-B        3:00 PM on Business Day
                                                    prior to settlement
                                         C-D        2:15 PM on day of settlement
                                           E        3:00 PM on day of settlement
                                           F        5:00 PM on day of settlement

Failure to Settle:                      In the event that a purchaser of a Note
                                        from the Company shall either fail to
                                        accept delivery of or make payment for a Note on the date fixed for settlement, the Presenting Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return the Note to the Trustee.

                                        The Trustee, upon receipt of the Note
                                        from the Agent, will immediately advise
                                        the Company and the Company will
                                        promptly arrange to credit the account
                                        of the Presenting Agent in an amount of
                                        immediately available funds equal to the amount previously paid by such Agent in settlement for the Note. Such credits will be made on the settlement date if possible, and in any event not later than the Business Day following the settlement date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee will cancel and destroy the Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and accordingly notify in writing the Company.